Exhibit 10.23

Portions of this exhibit have been omitted pursuant to Item 601 (b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 07 TO THE FACTORY LEASE AGREEMENT

Between

VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY

And

VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY

Dated 05 July 2024

Vinhomes Industrial Zone Investment Joint Stock Company (the “Lessor”) and Vinfast Trading and Production Joint Stock Company (the “Lessee”), hereinafter referred to as the “Parties” have entered into the Factory Lease Agreement No. 1501/2023/HĐTNX/VHIZ-VF dated 15 January 2023, Amendment No. 05 dated 01 February 2023 and Amendment No. 06 dated 01 October 2023 (hereinafter referred collectively as the “Agreement”). Both Parties hereby agree to amend the Agreement and specifically state in this Amendment No. 07 (“Amendment No. 07”) as follows:

1.	The Lessor and the Lessee agree to amend the leased premises as follows:

No.	Item	Size
1	[***]	[***]m2
	Total (1+2-3)	81,177.91 m2

*Note: Details of additional leased area and reduced lease area are specified in the information table attached hereto.

2.	Except as otherwise provided herein, the Agreement shall remain unmodified, and all of the terms and conditions of the Agreement shall be kept in full force and effect.
3.	This Amendment No. 07 is an integral part of the Agreement. This Amendment No. 07 is made in 06 original copies, each Party keep 03 copies.

For and on behalf of VINHOMES INDUSTRIAL ZONE INVESTMENT JOINT STOCK COMPANY (signed and stamped) [***] Title: [***]	For and on behalf of VINFAST TRADING AND PRODUCTION JOINT STOCK COMPANY (signed and stamped) [***] Title: [***]

List of Omitted Appendix:

Details of Additional Leased Area and Reduced Lease Area